EXHIBIT 10.18


ID NO. 221
                               AG CAPITAL COMPANY
                          CREDIT AGREEMENT MODIFICATION
                                                             FARGO, NORTH DAKOTA
                                                                JANUARY 15, 2000

         The Credit Agreement made and entered into as of July 15, 1999, and Credit Agreement Modification dated October 11, 1999, by and among RDO FINANCIAL SERVICES CO. ("BORROWER"), NORWEST BANK NORTH DAKOTA, N.A. ("Norwest"), and AG CAPITAL COMPANY ("Agent"), is hereby modified as follows:

         Section one (1), DEFINITIONS, page 3, of the Credit Agreement, shall be modified as follows:

         "MATURITY" OF THE SUBJECT NOTES MEANS THE EARLIER OF (a) THE DATE ON WHICH THE SUBJECT NOTES BECOMES DUE AND PAYABLE UPON THE OCCURRENCE OF AN EVENT OF DEFAULT; OR (b)(i) MARCH 1, 2000, UNLESS EXTENDED IN WRITING BY ALL THE PARTIES HERETO IN THEIR SOLE DISCRETION.

         Except as expressly modified by the terms of this Credit Agreement Modification, all of the terms and conditions of the Credit Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this agreement this ____ day of January, 2000.

                                       RDO FINANCIAL SERVICES
                                       A North Dakota corporation

                                       By:
                                             -----------------------------------
                                             Steven B. Dewald
                                       Its:  Senior Vice President


                                       AG CAPITAL COMPANY
                                       A Delaware corporation

                                       By:
                                             -----------------------------------
                                             Peter Nutz
                                       Its:  Director of Finance


                                       NORWEST BANK NORTH DAKOTA
                                       A national banking association

                                       By:
                                             -----------------------------------
                                             David Johnson
                                       Its:  Assistant Vice President


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ID NO. 221
                               AG CAPITAL COMPANY
                          CREDIT AGREEMENT MODIFICATION
                                                             FARGO, NORTH DAKOTA
                                                                   APRIL 1, 2000

         The Credit Agreement made and entered into as of July 15, 1999, and Credit Agreement Modification dated October 11, 1999, and Credit Agreement Modification dated January 15, 2000, by and among RDO FINANCIAL SERVICES CO. ("BORROWER"), NORWEST BANK NORTH DAKOTA, N.A. ("Norwest"), and AG CAPITAL COMPANY ("Agent"), is hereby modified as follows:

         Section one (1), DEFINITIONS, page 3, of the Credit Agreement, shall be modified as follows:

         "MATURITY" OF THE SUBJECT NOTES MEANS THE EARLIER OF (a) THE DATE ON WHICH THE SUBJECT NOTES BECOMES DUE AND PAYABLE UPON THE OCCURRENCE OF AN EVENT OF DEFAULT; OR (b)(i) MAY 15, 2000, UNLESS EXTENDED IN WRITING BY ALL THE PARTIES HERETO IN THEIR SOLE DISCRETION.

         Except as expressly modified by the terms of this Credit Agreement Modification, all of the terms and conditions of the Credit Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this agreement this ____ day of April, 2000.

                                       RDO FINANCIAL SERVICES
                                       A North Dakota corporation

                                       By:
                                             -----------------------------------
                                             Steven B. Dewald
                                       Its:  Senior Vice President


                                       AG CAPITAL COMPANY
                                       A Delaware corporation

                                       By:
                                             -----------------------------------
                                             Peter Nutz
                                       Its:  Director of Finance


                                       NORWEST BANK NORTH DAKOTA
                                       A national banking association

                                       By:
                                             -----------------------------------
                                             David Johnson
                                       Its:  Assistant Vice President


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